SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   March 8, 2001

                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)


    Delaware                    0-20199                              43-1420563
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(State or other            (Commission File No.)             (I.R.S. Employer
jurisdiction of                                             Identification No.)
corporation)


13900 Riverport Drive, Maryland Heights, Missouri                    63043
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:      (314) 770-1666


          (Former name or former address, if changed since last report)


Item 5.  Other Events

         On March 8, 2001, Express Scripts, Inc. issued a press release describing certain aspects of its capitalization of software development cost for the year 2000.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               EXPRESS SCRIPTS, INC.



Date:    March 9, 2001         By:  /s/ Thomas M. Boudreau
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                                   Thomas M. Boudreau, Senior Vice
                                   President, General Counsel and Secretary